UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) — September 15, 2006

HSBC CREDIT CARD MASTER NOTE TRUST (USA) I
(Exact name of issuing entity as specified in its charter)
Commission File Number: 333-134419-01
HSBC RECEIVABLES FUNDING INC. I
(Exact name of depositor as specified in its charter)
Commission File Number: 333-134419

DELAWARE (State or other jurisdiction of Incorporation of Depositor	88-0471289 (IRS Employer Identification No.)

1111 Town Center Drive, Las Vegas, Nevada (Address of principal executive offices of Depositor)	89144 (zip Code)
(702) 243-1341
(Depositor’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS.
On September 15, 2006, HSBC Credit Card Master Note Trust (USA) I (the “Trust”) issued $917,127,000 in aggregate principal amount of 5.10% Class A Series 2006-1 Asset Backed Notes and $82,873,000 in aggregate principal amount of Class B Series 2006-1 Floating Rate Asset Backed Notes (collectively, the “Notes”).
The Notes were issued pursuant to the Series 2006-1 Indenture Supplement, dated September 15, 2006 (attached hereto as Exhibit 4), between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of the Trust, and Wells Fargo Bank, National Association, as indenture trustee.
Also in connection with the issuance of the Notes, on September 8, 2006, HSBC Receivables Funding Inc. I, the depositor of the Trust (the “Depositor”), entered into an Underwriting Agreement (attached hereto as Exhibit 1), among HSBC Finance Corporation, as servicer, the Depositor and HSBC Securities (USA) Inc., as representative of the underwriters.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
Exhibit
Number
Exhibit
1
Series 2006-1 Underwriting Agreement, dated as of September 8, 2006, among HSBC Finance Corporation, HSBC Receivables Funding Inc. I and HSBC Securities (USA) Inc., as representative of the underwriters.
4
Series 2006-1 Indenture Supplement, dated as of September 15, 2006, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.
5
Opinion of McDermott Will & Emery LLP with respect to enforceability of the Notes.
8
Opinion of McDermott Will & Emery LLP with respect to tax matters of the Notes.
23.1
Consent of McDermott Will & Emery LLP (included in Exhibit 5).
23.2
Consent of McDermott Will & Emery LLP (included in Exhibit 8).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

HSBC RECEIVABLES FUNDING INC. I as Depositor (Registrant)

By:	/s/ Cheryl F. Steffens
	Name:	Cheryl F. Steffens
	Title:	Vice President and Assistant Treasurer
Dated: September 15, 2006

EXHIBIT INDEX
Exhibit
Number
Exhibit
1
Series 2006-1 Underwriting Agreement, dated as of September 8, 2006, among HSBC Finance Corporation, HSBC Receivables Funding Inc. I and HSBC Securities (USA) Inc., as representative of the underwriters.
4
Series 2006-1 Indenture Supplement, dated as of September 15, 2006, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.
5
Opinion of McDermott Will & Emery LLP with respect to enforceability of the Notes.
8
Opinion of McDermott Will & Emery LLP with respect to tax matters of the Notes.
23.1
Consent of McDermott Will & Emery LLP (included in Exhibit 5).
23.2
Consent of McDermott Will & Emery LLP (included in Exhibit 8).